BLACKROCK FUNDS II
BlackRock Emerging Market Debt Portfolio
(the “Fund”)

Supplement dated June 4, 2010 to the
Statement of Additional Information, dated April 30, 2010

Effective June 4, 2010, the following changes are made to the Statement of Additional Information of the Fund.

The section in the Statement of Additional Information captioned “Part I: Information About The Portfolios — I. Investment Objectives and Policies — Emerging Market Portfolio” is amended to include the following:

     The Emerging Market Portfolio may invest up to 10% of its assets in equity securities.

Shareholders should retain this Supplement for future reference.

Code# SAI-EMD-0610-SUP